SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

      Preliminary Proxy Statement
 X    Definitive Proxy Statement
      Definitive Additional Materials
      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                                  GRACO INC.
               (Name of Registrant as Specified in its Charter)

                                  GRACO INC.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

 X    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
      $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

      4) Proposed maximum aggregate value of transaction:

      *Set forth the amount on which the filing fee is calculated and state how it was determined.

      Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                                  GRACO INC.
                          4050 Olson Memorial Highway
                      Golden Valley, Minnesota 55422-5332




                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Please join us on Tuesday, May 3, 1994, at 3:30 p.m. for Graco's Annual Meeting of Shareholders at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota in the first floor auditorium.

At this meeting, shareholders will consider the following matters:

    1.  Election of four directors to serve for three-year terms.

    2.  Approval of the Graco Inc. Nonemployee Director Stock Plan.

    3. Ratification of the selection of independent auditors for the current year.

    4. Transaction of such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 10, 1994 are entitled to vote at this meeting or any adjournment thereof.

We encourage you to join us and participate in this meeting. If you are unable to do so, a Proxy Card is enclosed for your use. When marked and returned, it will represent an authorization to vote your shares in accordance with your instructions.

If you do not return the Proxy Card and do not vote your shares in person at the meeting, you will lose your right to vote on matters which are of importance to you as a shareholder. Accordingly, if you do not plan to attend the meeting, please execute and return the enclosed Proxy Card promptly. This will not prevent you from voting in person should you decide to attend the meeting.


Sincerely,


\David A. Koch                            \Robert M. Mattison
David A. Koch                             Robert M. Mattison
Chairman And                              Secretary
Chief Executive Officer


March 25, 1994
Golden Valley, Minnesota




                            YOUR VOTE IS IMPORTANT
We urge you to mark, date and sign the enclosed Proxy Card and return it in the accompanying envelope as soon as possible. If you attend the meeting, you may still revoke your proxy and vote in person if you wish.

                               TABLE OF CONTENTS


                                                                   Page
         Election of Directors                                        1
           Nominees and Other Directors                               1
           Meetings and Committees of the Board of Directors;
              Nomination of Directors                                 4
           Executive Compensation                                     4
              Report of the Management Organization and Compensation
              Committee                                               4
           Comparative Stock Performance Graph                        6
           Summary Compensation Table                                 7
           Option/SAR Grants Table (Last Fiscal Year)                 8
           Aggregated Option/SAR Exercises In Last Fiscal Year and
              Fiscal Year-End Option/SAR Values                       9
           Walter E. Weyler Separation Agreement                      9
           Robert F. Hasse Retirement Agreement                      10
           Retirement Arrangements                                   10
           Directors' Fees                                           11
         Beneficial Ownership of Shares                              11
           Principal Shareholders                                    12
           Section 16 Compliance                                     12
         The Graco Inc. Nonemployee Director Stock Plan              12
         Ratification of Appointment of Independent Auditors         13
         Other Matters                                               13
         Shareholder Proposals                                       13
         Appendix A- Text of Nonemployee Director Stock Plan         14



A copy of the 1993 Graco Inc. Annual Report on Form 10-K, including the Financial Statements and the Financial Statement Schedules, can be obtained free of charge by calling (612) 623-6672 or writing:
                                   Treasurer
                                  Graco Inc.
                                 P.O. Box 1441
                            Minneapolis, Minnesota
                                  55440-1441

                                  GRACO INC.
                          4050 Olson Memorial Highway
                     Golden Valley, Minnesota  55422-5332




                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 3, 1994


   Your proxy, represented by the accompanying Proxy Card, is solicited by the Board of Directors of Graco Inc. in connection with the Annual Meeting of the Shareholders of the Company to be held on May 3, 1994, and any adjournments of the meeting.

    The costs of the solicitation, including the cost of preparing and mailing the Notice of Meeting and this Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers of the Company personally, but at no compensation in addition to their regular compensation as officers. The Company may reimburse brokers, banks and others holding shares in their names for third parties for the cost of forwarding proxy material to, and obtaining proxies from, third parties. The Proxy Statement and accompanying Proxy Card will be first mailed to shareholders on or about March 25, 1994.

    Proxies may be revoked at any time prior to being voted by giving written notice of revocation to the Secretary of the Company. All properly executed proxies received by management will be voted in the manner set forth in this Proxy Statement or as otherwise specified by the shareholder giving the proxy.

    Shares voted as abstentions on any matter (or a "withhold vote for" as to directors) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

    Only shareholders of record as of the close of business on March 10, 1994, may vote at the meeting or at any adjournment. As of that date, there were issued and outstanding 11,626,648 common shares of the Company, the only class of securities of the Company entitled to vote at the meeting. Each share registered to a shareholder of record is entitled to one vote. Cumulative voting is not permitted.

(Proposal 1)      ELECTION OF DIRECTORS

NOMINEES AND OTHER DIRECTORS

    The Board of Directors of the Company consists of ten members, two of whom are executive officers of the Company. Members of the Board of Directors serve for three-year terms, with either one-third or two-fifths of the directors being elected each year. Vacancies that occur during a term may be filled by a majority vote of the directors then in office though less than a quorum and directors so chosen shall hold office for a term expiring at the next Annual Meeting of Shareholders.

    Effective August 8, 1993, Ronald N. Hoge resigned as a director of the Company.

    At the forthcoming Annual Meeting, four persons are to be elected to the Company's Board of Directors, all of whom are currently directors of the Company. The Board has nominated George Aristides, Ronald O. Baukol, Joe R. Lee and Gerard C. Planchon for three-year terms expiring in 1997. The nominees Ronald O. Baukol and Gerard C. Planchon have previously been elected as directors of the Company by the shareholders.

    Unless otherwise instructed not to vote for the election of directors, the proxies will vote to elect the nominees. A director candidate must receive the vote of a majority of the voting power of the shares present in order to be elected.

    The following information, as of March 10, 1994, is given as to the nominees for election and as to the six directors whose terms of office will continue after the Annual Meeting. Except as noted below, each of the nominees and directors has held the same position or another executive position with the same employer for the past five years.


                        Nominees  for  election  at  this  meeting  to   terms
                        expiring in 1997:



                        George Aristides

                        Mr.  Aristides,  58,  President and  Chief  Operating
                        Officer, Graco Inc., since June 24, 1993.  Formerly
                        Executive Vice President since  March  1993 and Vice
                        President, Manufacturing  Operations  and Controller
[PHOTO]                 since 1985.  Director of Graco since June 1993.






                        Ronald O. Baukol

                        Mr. Baukol, 56, Vice President, Asia Pacific, Canada
                        and Latin America, 3M, a diversified manufacturer of
                        industrial, commercial, consumer and health care
[PHOTO]                 products.  Director of Graco since May 1989.







                        Joe R. Lee

                        Mr. Lee, 53, Vice Chairman, General Mills, Inc., a
                        diversified marketer of packaged food products and
                        operator of restaurants.  Director of Graco since
[PHOTO]                 February 1994.






                        Gerard C. Planchon

                        Mr. Planchon, 62, Retired.  Prior to June 1992,
                        Executive Vice President, Global Business, Medtronic,
                        Inc., a developer and manufacturer of biomedical
[PHOTO]                 devices.  Director of Graco since May 1991.

                        Directors whose terms continue until 1995:


                        John W. Lacey

                        Mr. Lacey, 63, Management Consultant.  Prior to 1987,
                        Executive Vice President, Control Data Corporation, a
                        computer manufacturer and provider of data processing
                        services.  Director of Graco since 1973 and Director
[PHOTO]                 of Instron Corporation.





                        Dale R. Olseth

                        Mr. Olseth, 63, President and Chief Executive Officer
                        of BSI Corporation, a biotechnical company
                        specializing in the modification of material surfaces.
                        Director of Graco since 1972 and Director of The Toro
[PHOTO]                 Company.





                        Curtis B. Thompson

                        Mr. Thompson, 64, Retired. Prior to March 1990, Senior
                        Vice President, Industrial Automation and Control,
                        Honeywell Inc., a manufacturer of control systems.
[PHOTO]                 Director of Graco since 1981.

                        Directors whose terms continue until 1996:



                        David A. Koch

                        Mr. Koch, 63, Chairman and Chief Executive Officer,
                        Graco Inc., has been a director since 1962.  Director
[PHOTO]                 of The NWNL Companies, Inc.




                        Richard D. McFarland

                        Mr. McFarland, 64, Chairman, Inter-Regional Financial
                        Group, Inc., a diversified financial services company.
                        Dain Bosworth Incorporated, a subsidiary of Inter-
                        Regional Financial Group, Inc., has performed
                        investment banking services for Graco in the past and
                        this relationship is expected to continue.  Director
[PHOTO]                 of Graco since 1969.





                        Lee R. Mitau

                        Mr. Mitau, 45, Attorney, Partner of Dorsey & Whitney.
                        Dorsey & Whitney has in the past provided, and
                        continues to provide, legal services to Graco.
[PHOTO]                 Director of Graco since May 1990.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS; NOMINATION OF DIRECTORS

    The Company has an Audit Committee, a Management Organization and Compensation Committee, a Quality and Technology Committee, and a Board Structure and Policy Committee.

    The Audit Committee was created by the Board of Directors to review accounting and control procedures of the Company. The Committee currently consists of four independent, nonemployee members of the Board of Directors, who are Messrs. Lacey, Mitau, Olseth, and Planchon. Three meetings of this Committee were held during 1993.

    The Management Organization and Compensation Committee currently consists of four independent nonemployee members of the Board of Directors, who are Messrs. Baukol, Lacey, McFarland and Thompson. This Committee reviews the compensation of the executive officers, makes recommendations on such compensation to the Board of Directors, and administers the Company's stock option and incentive plans. Two meetings of this Committee were held in 1993.

    The Quality and Technology Committee reviews and evaluates the Company's technology and quality programs, policies, and practices. Current members of this Committee are Messrs. Aristides, Baukol, Koch, Planchon and Thompson. Two meetings of this Committee were held in 1993.

    The Board Structure and Policy Committee evaluates policies related to Board membership and procedure, reviews and makes recommendations on fees and benefits for directors, and recommends nominees for the position of director to the Board of Directors. Current members of this Committee are Messrs. Aristides, Koch, Mitau, and Olseth. Two meetings of this Committee were held in 1993. The Committee will consider shareholders' recommendations for nomination of directors. Any recommendations should be made in writing and addressed to the Committee in care of the Secretary of the Company at the Company's corporate headquarters.

   In addition, shareholders may nominate candidates for election to the Board of Directors. The By-laws provide that timely notice must be received by the Secretary of the Company at the Company's corporate headquarters not less than 60 days prior to the date of the Annual Meeting of Shareholders. The nominations must set forth (i) the name, age, business address and residential address and the principal occupation or employment of each nominee proposed in such notice, (ii) the name and address of the shareholder giving the notice as it appears in the Company's stock register, (iii) the number of shares of capital stock of the Company which are beneficially owned by each such nominee and by such shareholder and (iv) such other information concerning each such nominee as would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee. Such notice must also include a signed consent of each such nominee to serve as a director of the Company, if elected.

    During 1993, the Board of Directors met six times. Attendance of the Company's directors at all Board and Committee meetings during 1993 averaged 97 percent. During 1993, each director attended at least 75 percent of the aggregate of the number of meetings of the Board and of all committees of the Board on which he served.

EXECUTIVE COMPENSATION

Report of the Management Organization and Compensation Committee

Overview

    The Management Organization and Compensation Committee of the Board of Directors (hereafter called "the Committee") is responsible for developing the Company's philosophy on executive compensation. Consistent with this philosophy, the Committee develops compensation programs for the Chief Executive Officer and each of the other executive officers of the Company. Compensation programs which provide for grants or awards of Company stock are approved by the Board of Directors and the shareholders of the Company. On an annual basis, the Committee determines the compensation to be paid to the Chief Executive Officer and other executive officers, based on the provisions of the compensation plans. The Committee is composed of four independent nonemployee directors.

Executive Compensation Philosophy and Program

    It is the Company's philosophy to set its executive compensation structure at levels which are competitive with those of durable goods manufacturers of comparable size. These levels are determined by consulting a variety of independent third party executive compensation surveys. Executive compensation will then be delivered through:

o base salaries which recognize the experience and performance of individual executives;

o  aggressive, performance-driven incentives which:
   - enhance shareholder value,
   - balance annual and long term corporate objectives, and
   - provide meaningful amounts of company stock; and

o  competitive benefits.

   The specific components of the executive compensation program are described below:

   Base salary ranges are established by the Committee, using salary and trend data for the fiftieth percentile of comparably-sized durable goods manufacturers, as published in a variety of independent third party executive compensation surveys. The actual base salary of each officer, within the range, is determined by the executive's performance, which is evaluated annually by the Chief Executive Officer and the President and reviewed and approved by the Committee. Both financial and management factors are considered in the evaluation.

    The Annual Bonus Plan, available in 1993 to 12 executive officers and 57 other management employees, is structured to encourage growth in earnings by the Company. The plan determines individual awards for executive officers by measuring Company performance compared to corporate net earnings growth targets established by the Committee in the first quarter of each year. Net earnings targets are always set to exceed prior year earnings results. The Annual Bonus Plan provides a target opportunity of 40 percent of pay for the Chief Executive Officer, 35 percent of pay for the President and 30 percent of pay for each Vice President. Maximum awards are double the target percentages of pay. Due principally to difficult economic conditions in Japan and Europe, earnings growth performance targets were not attained in 1993. As a result, no awards were made to executive officers under the 1993 Annual Bonus Plan. Under the Chairman's Award Program, the Chief Executive Officer is also able to grant a total of $100,000 in individual discretionary awards to recognize significant contributions by selected executive officers and other management employees.

    The Executive Long Term Incentive Program, available only to officers of the Company, was a three-year program, running from fiscal year 1991 through 1993. The program measured return on assets and net sales growth against targets established by the Committee in the first quarter of 1991. Awards under the program were in restricted stock, with a possible cash payment. The 1991 restricted stock awards vested in equal annual installments over a period of six years, except that the unvested balance had the potential to vest at the end of three years, if return on assets and net sales growth targets were achieved. Return on assets and net sales growth targets for 1991-1993 were not met, due principally to poor performance by two subsidiaries which have now been divested, and to difficult economic conditions in Japan and Europe. As a result, the balance of the 1991 restricted stock grant did not vest at the end of 1993, and the remaining restricted shares will vest over the next three years. No cash payment was made under the program.

    Following the conclusion of the 1991-1993 Executive Long Term Incentive Program, the Committee has determined that long-term programs for future years should align interests of executive officers more closely with those of all Graco shareholders, by providing both the risks and rewards of stock ownership. As a result, the new long term incentive program for 1994 and following years will consist of stock options, granted to all executive officers on a regular basis. The value of the remaining shares to be vested under the 1991-1993 program will be considered in determining 1994-1996 awards under the new program. Details of the stock option program for all executive officers will be included in the Committee's report for 1994. Stock options were granted to selected officers in 1993, in an amount determined by the Chief Executive Officer and the Committee, to recognize significant changes in their responsibilities within the Company.

    Executive officers are eligible to participate in the employee benefit programs available to all Graco employees.

Compensation of the Chief Executive Officer

    On an annual basis, the Committee is responsible for reviewing the individual performance of the Chief Executive Officer, David A. Koch, and determining appropriate adjustments in base pay and award opportunities under the Annual Bonus Plan and Executive Long Term Incentive Program.

    In reviewing Mr. Koch's performance, the Committee considered a number of positive changes within the Company during the past year, including (a) appointment of a new President and changes in roles of other executive officers, (b) completion of the Graco 2000 strategic plan, (c) increased focus on growing the Company's core businesses on a worldwide basis, (d) renewed commitment to product development, (e) establishment of cellular manufacturing, (f) the Company's ongoing business process improvements and registration under ISO 9000, and (g) the recent dividend actions benefiting shareholders. It is the Committee's belief that these changes position the Company to take advantage of continued resurgence in domestic markets and ongoing growth of foreign markets. The Committee and the Board of Directors are supportive of these changes and Mr. Koch's overall strategic direction and management of the business.

     Given the current worldwide economic factors facing durable goods manufacturers, the Committee believes that the Company's earnings performance over the past several years has been reasonable. Graco's stock performance significantly exceeded the S&P 500 and the Dow Jones Factory Index during the past year. (See Five Year Comparative Stock Performance Graph below.) The Committee believes that the stock market has recognized Graco's ability to generate cash and has an expectation that the Company's performance will improve as the world's economies recover.

    Mr. Koch's salary remained at $315,000 for each year from 1990-1993. In recognition of the factors noted above and his performance during the 1990-
1993 period, the Committee increased his salary to $350,000 per year, effective January 1, 1994.

                                      The Members of the Committee

                           Mr. Ronald O. Baukol        Mr. John W. Lacey
                           Mr. Richard D. McFarland    Mr. Curtis B. Thompson

Comparative Stock Performance Graph

    The graph below compares the cumulative total shareholder return on the common stock of the Company for the last five fiscal years with the cumulative total return of the S&P 500 Index and of the Dow Jones Factory Equipment Index over the same period (assuming the value of investment in Graco common stock and each index was 100 on December 30, 1988, and all dividends were reinvested).

[GRAPH-Table Below Lists Data Points Included in Graph]

                     Five Year Cumulative Total Shareholder Returns

                                                                   Dow Jones
Year                 Graco Inc.              S&P 500       Factory Equipment

1988                        100                  100                     100
1989                         96                  132                     110
1990                        126                  127                      95
1991                        145                  162                     113
1992                        139                  180                     123
1993                        219                  195                     148

                     Fiscal Year Ended Last Friday in December

Summary Compensation Table

   The following table shows both annual and long-term compensation awarded to or earned by the Chief Executive Officer and by the four most highly compensated executive officers of the Company whose total annual salary and bonus for 1993 exceeded $100,000. In addition, the table includes information on Walter E. Weyler and Robert F. Hasse, two former executive officers, who left the Company during 1993, but whose total annual salary and bonus during 1993 exceeded $100,000 and therefore would have placed them in the group of the four most highly compensated executive officers.

                                                                                  Long Term Compensation
                                Annual Compensation                             Awards             Payouts
             (a)       (b)      (c)            (d)              (e)         (f)                (g)         (h)          (i)
                                                              Other  Restricted         Securities                All Other
                                                             Annual       Stock         Underlying        LTIP      Compen-
Name and                     Salary          Bonus           Compen-   Award(s)           Options/     Payouts       sation
Principal Position    Year      ($)<F1><F2>    ($)<F1><F3> sation($)        ($)<F4><F5>   SARs (#)<F5>     ($)<F4>      ($)<F6>

David A. Koch         1993 $323,866              0                 0          0                  0           0       $3,876
Chairman and Chief    1992  323,866        $91,539                 0          0                  0           0        2,195
Executive Officer     1991  323,866              0                 0   $782,615                  0           0        1,191

George Aristides      1993  251,800         25,000                 0          0             45,000           0        1,928
President and Chief   1992  226,800         69,039                 0          0                  0           0        1,780
Operating Officer     1991  209,808         10,000                 0    323,015                  0           0          989

Roger L. King         1993  165,696         15,000                 0          0             22,500           0        3,796
Sr. Vice Presiden     1992  158,696         44,436                 0          0                  0           0        1,780
and General Manager   1991  150,696         10,000                 0    232,916                  0           0        2,448
International
Operations

Barry A. Calhoon      1993  171,800              0           $33,010<F7>      0                  0           0        3,127
Sr. Vice President    1992  165,873         34,872                 0          0                  0           0        2,136
and General Manager,  1991  149,988              0                 0    200,327                  0           0        1,771
Industrial Automotive
Equipment Division

Roy Richardson        1993  157,808         15,000                 0          0                  0           0        2,484
Vice President        1992  152,808         42,693                 0          0                  0           0        1,780
Quality Management    1991  147,556              0                 0    225,248                  0           0          989
Systems

Walter E. Weyler<F8>  1993  266,238              0                 0          0                  0           0        4,926
Former President and  1992  256,152         64,840                 0          0                  0           0        4,689
Chief Operating       1991  256,152        120,250                 0    554,333                  0           0        2,662
Officer

Robert F. Hasse       1993  228,416         25,000                 0     56,750<F9>              0           0      307,118
Retired Executive     1992  308,577<F9>          0<F9>             0          0                  0           0        4,460
Vice President        1991  198,500         30,000                 0          0<F9>              0           0          989

<F1>
(1) Deferred compensation is included in Salary and Bonus in the year earned.

<F2>
(2) In addition to base salary, the reported figure includes amounts attributable to (a) the imputed value of the group term life insurance benefit for each of the named executive officers, (b) one week of pay in lieu of vacation time for Mr. Koch due to his long tenure with the Company, a benefit available to all Graco employees, (c) foreign service premium paid to Mr. Calhoon during his European assignment in 1990 (d) reimbursements for relocation expenses paid to Mr. Calhoon in 1992, and (e) the balance of vacation due Mr. Hasse upon his August 31, 1993 retirement. See Footnote 6 and Retirement Agreement below.

<F3>
(3) Bonus includes any awards under the Annual Bonus Plan and Chairman's Award Program described in the Management Organization and Compensation Committee Report; a special bonus to Mr. Weyler of $120,250 in 1991; a $30,000 bonus paid to Mr. Hasse in 1991; and special bonuses in 1993 of $25,000 each to Mr. Aristides and Mr. Hasse and $15,000 to Mr. King, in connection with their changes in responsibility within the Company.


                                       7

<F4>
(4) Under the Graco Executive Long Term Incentive Program, participants were eligible to receive restricted stock awards and performance-based cash payouts as described in the Management Organization and Compensation Committee Report. The restricted stock award in 1991 vested over six years (one-sixth per year), except that the unvested balance of the award had the potential to vest at the end of three years if certain financial goals were met. Since performance targets for 1991-1993 were not met, the balance of the 1991 restricted stock grant did not vest at the end of 1993 and no cash awards were made under the program. The remaining restricted shares will vest over the next three years. The amount reported in the table represents the market value on the date of grant. As of December 31, 1993, the market value and number of the unvested restricted share holdings were: Mr. Koch, $712,805 (29,394 shares); Mr.
Aristides,  $294,201 (12,132 shares); Mr. King, $212,139 (8,748  shares);  Mr.
Calhoon, $182,457 (7,524 shares); and Mr. Richardson, $205,155 (8,460 shares).

Quarterly dividends are paid on the restricted shares. The $2.70 one-time special dividend payable on March 21, 1994 to shareholders of record on March 7, 1994, will be held in custody by the Company with a portion of the dividend released to each executive as, and if, the corresponding shares vest over the next three years. Interest will be credited on the dividends at 4 percent per year, which is the treasury bill rate for the average length of time before shares and dividends are released to the executives. Interest will be calculated on a compound basis.

<F5>
(5) On December 17, 1993, the Board of Directors approved a three-for-two stock split, effected in the form of a stock dividend, payable February 2, 1994, to shareholders of record on January 5, 1994. The number of restricted shares and options, as well as the exercise price for options, has been restated in this table and all subsequent tables to reflect the split.

<F6>
(6) The compensation reported includes the Company contributions under the Employee Investment Plan (excluding employee contributions), plus Company contributions under the Employee Stock Ownership Plan. For 1993, the Company contributions accrued under the Employee Investment Plan were as follows:
$3,447 for Mr. Koch; $4,497 for Mr. Weyler; $4,273 for Mr. Hasse; $1,499 for Mr. Aristides; $3,367 for Mr. King; $2,698 for Mr. Calhoon; and $2,055 for Mr. Richardson. In 1993, Company contributions under the Employee Stock Ownership Plan had a fair market value of $429 for each eligible executive officer.

The compensation reported for Mr. Hasse also includes payments made during 1993 pursuant to his Retirement Agreement, including a lump sum severance payment of $294,614, retirement supplement payments totaling $7,564, and retiree medical premium payments of $238.

<F7>
(7) This figure represents a tax equalization payment, attributable to a prior international assignment of Mr. Calhoon.

<F8>
(8) Mr. Weyler resigned from his position as President and Chief Operating Officer and from the Board of Directors on January 15, 1993. See discussion of Mr. Weyler's Separation Agreement below.

<F9>
(9) In February 1992, at the request of Mr. Hasse, the Company entered into an agreement with him under which the restricted shares awarded to him in 1991, with a value of $298,094, were canceled and he withdrew from the Annual Bonus Plan, in exchange for an alternative cash compensation arrangement. The salary and bonus for Mr. Hasse in 1992 reflect this revised arrangement. In March 1993, Mr. Hasse, in connection with a change in responsibility, again became a participant in the Annual Bonus Plan and was given a restricted stock grant of 3,000 shares. Mr. Hasse retired from the Company effective August 31, 1993, having served as an executive officer through June 24, 1993. See discussion of Mr. Hasse's Retirement Agreement below.

Option/SAR Grants Table (Last Fiscal Year)

    The following table shows the stock options granted to Mr. Aristides and Mr. King during 1993, their exercise price and their grant date present value. No other executive officer listed in the Summary Compensation Table received option grants during 1993.

                                        Individual Grants                     Grant Date Value<F3>
(a)                        (b)                (c)           (d)         (e)                (f)
                     Number of         % of Total
                    Securities       Options/SARs      Exercise                          Grant
                    Underlying         Granted to       or Base                           Date
                  Options/SARs       Employees in         Price  Expiration            Present
Name               Granted (#)        Fiscal Year        ($/Sh)        Date          Value ($)

George Aristides        15,000<F1>          18.9%        $17.00    02/24/03          $  75,951
                        30,000<F2>          37.7%        $18.92    05/03/03            181,395

Roger L. King            7,500<F1>           9.4%        $17.00    02/24/03             37,976
                        15,000<F2>          18.9%        $18.92    05/03/03             90,698


                                       8

<F1>
(1) Incentive stock options with accompanying stock appreciation rights were granted to Mr. Aristides and Mr. King on February 25, 1993, in the amounts shown on the table. The options have a ten-year duration and may be exercised as follows: one-third of shares immediately, one-third after one year, one-third after two years.

<F2>
(2) Non-incentive stock options with accompanying stock appreciation rights were granted to Mr. Aristides and Mr. King on May 4, 1993, in the amounts shown on the table. The options have a ten-year duration and may be exercised as follows: one-third of shares immediately, one-third after one year, one-third after two years.

<F3>
(3) The Black-Scholes option pricing model has been used to determine the present value of the grants. Annual volatility was calculated using monthly returns for 36 months prior to the grant date, the interest rate was set using U.S. Treasury securities of similar duration to the option period as of the grant date, and dividend yield was established as the yield on the grant date. A 10 percent discount for nontransferability and a 3 percent discount to reflect possibility of forfeiture over a two-year period were applied. For grants expiring on February 24, 2003, the assumptions used in the model were annual volatility of 30 percent, interest rate of 6.1 percent, dividend yield of 3.0 percent, and time to exercise of 10 years. For grants expiring on May 3, 2003, the assumptions used in the model were volatility of 30 percent, interest rate of 5.9 percent, dividend yield of 2.5 percent and time to exercise of 10 years.

Aggregated Option/SAR Exercises In Last Fiscal Year And Fiscal Year-End Option/SAR Values

    The following table shows options exercised during 1993 by Mr. Weyler, as well as the number and value of outstanding options at the end of the year for Mr. Aristides and Mr. King. No other executive officer listed in the Summary Compensation Table had outstanding options as of December 31, 1993.

(a)                        (b)         (c)                (d)               (e)
                                                    Number of
                                                   Securities
                                                   Underlying Value of Unexercised
                                                  Unexercised         In-the-Money
                                                 Options/SARs         Options/SARs
                                                at FY-End (#)        at FY-End ($)<F2>
                        Shares       Value
                   Acquired On    Realized       Exercisable/         Exercisable/
Name              Exercise (#)         ($)<F1>  Unexercisable        Unexercisable

Walter E. Weyler        15,477     $67,230                0/0                   $0
George Aristides             0          $0      15,000/30,000     $89,550/$179,100
Roger L. King                0          $0       7,500/15,000      $44,775/$89,550

<F1>
(1) "Value realized" is the difference between the closing price of Graco's common stock on the day of exercise and the option price of the options multiplied by the number of shares received.

<F2>
(2) "Value at fiscal year-end" is the difference between the closing price of Graco's common stock on December 31, 1993, and the option price multiplied by the number of shares subject to option.

Walter E. Weyler Separation Agreement

    On January 15, 1993, Mr. Weyler resigned from his positions as President and Chief Operating Officer and as a Director of the Company. In connection with his resignation, the Company entered into a Separation Agreement with Mr. Weyler. This agreement provided that Mr. Weyler would remain an employee of the Company, entitled to participate in employee benefit plans, until February 28, 1994, or until he secured new employment, whichever happened sooner. Following termination of his employment, Mr. Weyler will receive his current base salary of $22,083 per month through February 28, 1995, payable in a lump sum equivalent.

    In early 1993, Mr. Weyler received payments due for 1992 under the Annual Bonus Plan and one-sixth of the restricted shares (5,205) awarded to him under
the  Executive  Long  Term  Incentive  Program  in  1991.   He  did  not
participate in the 1993 Annual Bonus Plan and the balance of his restricted shares (20,820) reverted to the Company.

    Under the terms of the Separation Agreement, Mr. Weyler also received outplacement consulting services and payment of $30,000 in unreimbursed expenses incurred in his search for new employment. He will also receive payment for unreimbursed household moving expenses in the event of his relocation within the United States. This Separation Agreement superseded all prior agreements between Mr. Weyler and the Company.

Robert F. Hasse Retirement Agreement

   Mr. Hasse retired from the Company effective August 31, 1993, having served as an executive officer through June 24, 1993. The Company entered into a Retirement Agreement with Mr. Hasse. In exchange for Mr. Hasse's agreement to refrain from competition with the Company until March 31, 1995, the Company agreed to provide a lump sum payment of $294,614 upon his retirement, a supplemental retirement benefit of $1,891 per month payable for Mr. Hasse's lifetime, and retiree medical coverage without cost for a period of two years.

    Based on the retirement provision of the Executive Long Term Incentive Program, on March 1, 1994, Mr. Hasse received 2,000 of his 3,000 restricted shares, which was a prorated portion of the shares based on the number of months he was employed by the Company in 1993. The remaining 1,000 shares reverted to the Company. Although Mr. Hasse was also entitled to a prorated award under the provisions of the 1993 Annual Bonus Plan, he will receive no payment since threshold objectives of the Plan were not attained.

Retirement Arrangements

   The Company has an Employee Retirement Plan which provides pension benefits for eligible regular, full- and part-time employees. Benefits under the Retirement Plan consist of a fixed benefit which is designed to provide retirement income at age 65 of 43.5 percent of average monthly compensation, less 18 percent of Social Security-covered compensation (calculated in a life annuity option) for an employee with 30 or more years of service. Average monthly compensation is defined as the average of the five consecutive highest years' salary during the last ten years of service, including base salary and Annual Bonus Plan awards, but excluding Executive Long Term Incentive Program awards. Benefits under the Employee Retirement Plan vest upon five years of benefit service.

    Federal tax laws limit the annual benefits that may be paid from a tax-qualified plan such as the Employee Retirement Plan. The Company has adopted an unfunded plan to restore benefits to executive officer retirees impacted by the benefit limits, so that they will receive, in aggregate, the benefits they would have been entitled to receive under the Employee Retirement Plan had the limits imposed by the tax laws not been in effect.

    The following table shows the estimated aggregate annual benefits payable under the Employee Retirement Plan and the restoration plan for the specified earnings and years of service. The years of benefit service for the Chief Executive Officer and the executive officers listed in the Summary Compensation Table are: Mr. Koch, 37 yrs.; Mr. Weyler, 7 yrs.; Mr. Hasse, 32 yrs.; Mr. Aristides, 20 yrs.; Mr. King, 23 yrs.; Mr. Calhoon, 23 yrs.; and Mr. Richardson, 11 yrs. A maximum of 30 years is counted in the pension benefit calculation.

Final Average 5 Years    10 Years     15 Years   20 Years    25 Years    30 Years
Compensation  Service     Service     Service     Service     Service     Service

$200,000      $14,095     $27,867   $  41,686   $  55,504   $  69,323   $  82,911
 300,000       21,466      42,488      63,557      84,625     105,694     126,411
 400,000       28,837      57,109      85,428     113,746     142,065     169,911
 500,000       36,208      71,730     107,298     142,867     178,435     213,411
 600,000       43,579      86,351     129,169     171,988     214,806     256,911

    From time to time, the Company has entered into deferred compensation agreements with its executive officers, including those named in the Summary Compensation Table. The agreements provide for the payment per year of $10,000 deferred compensation to each executive officer for ten years after retirement, or, in the event of death prior to the expiration of the ten year period, to a beneficiary. These agreements also include provisions for non-competition and the payment of $5,000 per annum in the event the officer becomes disabled prior to age 65. The $5,000 per annum payments will cease upon the attainment of age 65.

Directors' Fees

    During 1993, the Company paid each director, except directors who also served as officers, an annual retainer of $12,000, plus a meeting fee of $700 for each Board and $500 for each committee meeting attended. Upon cessation of service, non-employee directors who have served for five full years will receive quarterly payments for five years at a rate equal to the director's annual retainer in effect on the director's last day of service on the Board.

    Subject to shareholder approval of Proposal 2 in this Proxy Statement, the Board of Directors has adopted a Nonemployee Director Stock Plan. This plan provides that a nonemployee director may elect to receive all or part of his annual retainer in the form of shares of the Company's common stock. This proposal is more fully described on pages 12 and 13 of this Proxy Statement, and reference is made to the full text of this plan as set forth in Appendix A of this Proxy Statement.

BENEFICIAL OWNERSHIP OF SHARES

    The following information, furnished as of March 10, 1994, indicates beneficial ownership of the common shares of the Company by each director, each nominee for election as director, the executive officers listed in the Summary Compensation Table who are still executive officers on that date, and by all directors and executive officers as a group. Except as otherwise indicated, the persons listed have sole voting and investment power.

                                                                   Percent of
                               Amount and Nature of              Common Stock
Name of Beneficial Owner       Beneficial Ownership<F1><F2>       Outstanding*

D. A. Koch<F2><F3><F4>                    3,222,689                     27.7%
G. Aristides<F2>                             89,317
R. O. Baukol<F4>                              1,500
B. A. Calhoon                                32,526
R. L. King                                   39,046
J.W. Lacey<F2>                                1,148
J. R. Lee                                     1,000
R. D. McFarland<F2><F4>                      39,768
L. R. Mitau<F4>                                 150
D. R. Olseth                                  4,500
G. C. Planchon                                  150
R. Richardson                                32,548
C. B. Thompson<F2>                            1,348

All directors and
  executive officers as a
  group (18 persons)<F3><F4><F5>          3,522,513                     30.3%

*  Less than one 1 percent, if no percentage is given.

<F1>
(1) All share data has been restated for the three-for-two stock split paid February 2, 1994.

<F2>
(2) Includes the following shares owned by spouses of directors and named executive officers as to which the director or executive officer may be deemed to share voting and investment power: Mr. Aristides, 20,932; Mr. Koch, 29,996; Mr. Lacey, 574 shares; Mr. McFarland, 10,264 shares; and Mr. Thompson, 843 shares.

<F3>
(3) Includes 3,019,397 shares held by the Clarissa L. Gray Trust, of which Mr. Koch's wife, Barbara Gray Koch, and their children are the beneficiaries and as to which Mr. Koch shares voting and investment power as trustee. See "Principal Shareholders."

<F4>
(4) Excludes the following shares as to which beneficial ownership is disclaimed: (i) 301,237 shares owned by the Company's Employee Retirement Plan and 119,821 unallocated shares held by the Company's Employee Stock Ownership Plan, as to which Messrs. Koch, McFarland, Lee and Mitau and certain executive officers of the Company share voting and investment power as members of the Company's Investment Committee; (ii) 16,130 shares held by the Graco Foundation and (iii) 155,000 shares held by the Greycoach Foundation as to which Mr. Koch shares voting and investment power as a director.

<F5>
(5) If the shares referred to in note 4 above, as to which one or more directors and designated executive officers share voting power, were included, the number of shares beneficially owned by all directors and executive officers would be 4,114,701 shares, or 35.4 percent of the outstanding shares.

    The Company also has 14,835 preferred shares outstanding of which 3,793 shares (25.5 percent of the class) are held by Mrs. Koch and by a trust for which Mr. Koch serves as trustee.

PRINCIPAL SHAREHOLDERS

   The following table identifies each person or group known to the Company to beneficially own more than 5 percent of the outstanding common shares of the Company, the only class of security entitled to vote at the Annual Meeting:

                                                        Beneficial           Percent
                                                         Ownership<F1>      of Class

Trust under the Will of Clarissa L. Gray,
   and David A. Koch<F2>                          3,222,689 shares             27.7%

State of Wisconsin Investment Board<F3>             904,950 shares             7.94%

Mitchell Hutchins Institutional Investors Inc.<F4>  769,200 shares             6.74%

<F1>
(1) All share data has been restated for the three-for-two stock split paid February 2, 1994.

<F2>
(2) Includes 3,019,397 shares owned by the Clarissa L. Gray Trust. Mr. Koch is one of the trustees of the Trust and the beneficiaries of the Trust are Mrs. Koch and their children. The other trustees are Maynard B. Hasselquist, a former director of the Company, and First Bank, N.A., Minneapolis, Minnesota. The Trustees have sole voting and disposition power. Also includes 203,292 shares owned by David A. Koch or Mrs. Koch.

<F3>
(3) Ownership information is as of December 31, 1993. A Schedule 13G filed by this independent agency of the State of Wisconsin indicates that the agency has sole voting and disposition power.

<F4>
(4) Ownership information is as of December 31, 1993. A Schedule 13G filed by Mitchell Hutchins, an investment advisor, indicates that the investment advisor has shared power to vote and direct the disposition of the shares.

SECTION 16 COMPLIANCE

   The Company's executive officers, directors and 10 percent stockholders are required under the Securities Exchange Act of 1934 and regulations promulgated thereunder to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be provided to the Company.

    Based  upon  its  review  of the reports and any amendments  made  thereto furnished to the Company, or written representations that no reports were required, the Company believes that all reports were filed on a timely basis by reporting persons during and with respect to 1993, except for inadvertent late filings by the following persons: initial reports by James A. Graner and John A. Pepin; and a change of ownership report by George Aristides, who made one sale of stock; and a change of ownership report by Roy Richardson with respect to two sales of stock made in 1992, of which he was deemed the beneficial owner. All of the foregoing persons, with the exception of John
A. Pepin, are executive officers of the Company.

(Proposal  2)       PROPOSAL  TO APPROVE THE GRACO INC.  NONEMPLOYEE  DIRECTOR
STOCK PLAN

    At the Annual Meeting, the shareholders will consider and vote upon a proposal, recommended by the Board of Directors, to approve the Graco Inc. Nonemployee Director Stock Plan. The plan was approved by the Board on February 25, 1994. Subject to shareholder approval of the plan, all or part of the nonemployee directors' annual retainer may be paid in the form of common stock of the Company. Commencing January 1, 1994, the Board has set the annual retainer at $15,000. Each nonemployee director may elect to receive 25 percent or more of the annual retainer in the form of common stock instead of cash. The terms of the plan are summarized below, and the full text of the plan is set forth in Appendix A to this Proxy Statement.

    The Board of Directors wishes to foster increased ownership of the Company's stock by its directors and to align their interest in the long-term success of the Company more closely with that of other shareholders. The Board of Directors believes that this plan will serve these purposes.

SUMMARY OF PLAN

    In furtherance of its policy of encouraging stock ownership by directors, the Plan allows directors to elect to take 25 percent or more of their retainer in the form of shares of common stock of the Company in lieu of cash. The value used to convert dollar amounts to shares for issuance under the plan will be the closing price of the Company's shares on the New York Stock Exchange (NYSE) - Composite Transactions on the last business day of the fiscal quarter for which such shares are issued. The maximum number of shares that will be available for issuance under the plan will be 100,000.

    Section 16 of the Securities Exchange Act of 1934 ("Act") governs short-swing profits by corporate insiders, including directors, and generally requires that any profit obtained by such insider from a combination of any purchase and any sale within six months of each other must be paid to the Company. Under rules issued by the Securities and Exchange Commission ("SEC"), certain transactions pursuant to plans approved by shareholders are exempt from this short-swing profit recovery. It is intended that the issuance of shares under the plan will be exempt transactions under these SEC rules. Directors' fees have customarily been paid in arrears at the end of each fiscal quarter. However, in order to bring the issuance transaction within the exemption, a director's election to receive shares of stock in lieu of cash will not become effective until the commencement of the first fiscal quarter which is at least six months from the date of the election. The Board retains the right to amend or terminate the plan, subject to shareholder approval, if required by the SEC or the NYSE. Furthermore, the plan provides that it may not be amended more often than once every six months, other than to conform it to changes in the Internal Revenue Code (IRC), the Employee Retirement Income Security Act of 1974 (ERISA) or the rules thereunder. The plan expressly states an intention to comply with SEC regulations and rulings which qualify the issuance of shares under the plan for exemption from the
Section 16 short-swing profit recovery rule of the Act.

SHAREHOLDER APPROVAL OF PLAN

      The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve the plan. The Board of Directors recommends that shareholders vote FOR approval of the plan. Proxies solicited by the Board of Directors will be so voted, unless shareholders specify otherwise on their proxies. In the event this Proposal 2 does not receive the required affirmative vote, the plan will not be put into effect.

(Proposal  3)       PROPOSAL TO RATIFY THE APPOINTMENT OF  INDEPENDENT  PUBLIC
AUDITORS

    Deloitte & Touche has acted as independent auditors for the Company since 1962. The Board of Directors recommends ratification of the selection of Deloitte & Touche as independent auditors for the current year. If the shareholders do not ratify the selection of Deloitte & Touche, the selection of the independent auditors will be reconsidered by the Board of Directors. A representative of Deloitte & Touche will be present at the meeting and will have the opportunity to make a statement if so desired. Such representative will also be available at the meeting to respond to any shareholder questions.

(Proposal 4)      OTHER MATTERS

   The Board of Directors is not aware of any matter, other than stated above, which will or may properly be presented for action at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented by such proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

    The Company did not receive any request from shareholders relating to matters to be submitted for a vote at the 1994 Annual Meeting. Any shareholder wishing to have any matter considered for submission at the next Annual Meeting must request such submission in writing, directed to the Secretary of the Company at the address shown on page 1 of this statement, not later than December 1, 1994.

YOU ARE RESPECTFULLY REQUESTED TO EXERCISE YOUR RIGHT TO VOTE BY FILLING IN AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. In the event that you later may be able to attend the meeting, you may revoke your proxy and vote your shares in person.

For the Board of Directors



\Robert M. Mattison
Robert M. Mattison
Secretary

Dated:  March 25, 1994

Appendix A

GRACO INC.
NONEMPLOYEE DIRECTOR STOCK PLAN
("PLAN")

   1. Purpose of the Plan. The purpose of the Graco Inc. Nonemployee Director Stock Plan (the "Plan") is to provide an opportunity for nonemployee members of the Board of Directors (the "Board") of Graco Inc. ("Graco" or the "Company") to increase their ownership of Graco Common Stock ("Common Stock") and thereby align their interest in the long-term success of the Company with that of the other shareholders.

    2.  Eligibility.   Directors of the Company who are not also  officers  or
other employees of the Company or its subsidiaries are eligible to participate in this Plan ("Eligible Directors").

    3. Administration. This Plan will be administered by the Secretary of the Company (the "Administrator"). Since the issuance of shares of Common Stock pursuant to this Plan is based on elections made by Eligible Directors, the Administrator's duties under this Plan will be limited to matters of interpretation and administrative oversight. All questions of interpretation of this Plan will be determined by the Administrator, and each determination, interpretation or other action that the Administrator makes or takes pursuant to the provisions of this Plan will be conclusive and binding for all purposes and on all persons. The Administrator will not be liable for any action or determination made in good faith with respect to this Plan.

   4. Election to Receive Stock and Stock Issuance.

       4.1. Election to Receive Stock in Lieu of Cash. On forms provided by the Company, each Eligible Director may irrevocably elect ("Stock Election") to receive, in lieu of cash, shares of Common Stock having a Fair Market Value, as defined in Section 4.3, equal to 25%, 50%, 75% or 100% of the annual cash retainer (the 'Retainer") payable to that director for services rendered as a director ("Participating Director"). A Stock Election shall apply only to the Retainer and not to any fees payable for attendance at Board or Committee meetings. Eligible Directors are customarily paid the Retainer in quarterly installments in arrears at the end of each fiscal quarter. Any Stock Election must be received by the Company at least six months in advance of the commencement of the first fiscal quarter with respect to which such election is made. Any Stock Election may only be amended or revoked ("Amended Stock Election") in accordance with the procedure set forth in Section 4.4.

       4.2. Issuance of Stock in Lieu of Cash. Shares of Graco Common Stock having a Fair Market Value equal to the amount of the Retainer so elected shall be issued to each Participating Director when each quarterly installment of the Retainer is customarily paid. The Company shall not issue fractional shares. Whenever, under the terms of this Plan, a fractional share would be required to be issued, an amount in lieu thereof shall be paid in cash for such fractional share based upon the same Fair Market Value as was utilized to determine the number of Shares to be issued on the relevant issue date. In the event that a Participating Director elects to receive less than 100% of each quarterly installment of the Retainer in shares of Common Stock, he shall receive the balance of the quarterly installment in cash.

      4.3 Fair Market Value. For purposes of converting dollar amounts into shares of Common Stock, the Fair Market Value of each share of Common Stock shall be equal to the closing price of one share of the Company's Common Stock on the New York Stock Exchange-Composite Transactions on the last business day of the fiscal quarter for which such shares are issued.

       4.4. Change in Election. Each Participating Director may irrevocably elect in writing to change an earlier Stock Election, either to receive a different percentage of that director's Retainer in shares of Common Stock or to receive the entire Retainer in cash (an "Amended Stock Election"). Such Amended Stock Election shall not become effective until the first fiscal quarter commencing at least six months after the date of receipt of such Amended Stock Election by the Company.

      4.5 Termination of Service as a Director. If a Participating Director leaves the Board before the conclusion of any fiscal quarter, he will be paid the quarterly installment of the Retainer entirely in cash, notwithstanding that a Stock Election or Amended Stock Election is on file with the Company. The date of termination of a Participating Director's service as a director of the Company will be deemed to be the date of termination recorded on the personnel or other records of the Company.

   5. Shares Available for Issuance.

       5.1. Maximum Number of Shares Available. The maximum number of shares of the Company's Common Stock, par value $1.00 per share, that will be available for issuance under this Plan will be 100,000 shares, subject to any adjustments made in accordance with the provisions of Section 5.2. At the election of the Administrator, the shares of Common Stock available for issuance under this Plan may be either authorized but unissued shares or treasury shares. If treasury shares are used, all references in the Plan to the issuance of shares will be deemed to mean the transfer of shares from treasury.

       5.2. Adjustments to Shares. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend, an appropriate adjustment will be made in the number and/or kind of securities available for issuance under the Plan to prevent either the dilution or the enlargement of the rights of the Eligible and Participating Directors.

   6. Limitation on Rights of Eligible and Participating Directors.

       6.1. Service as a Director. Nothing in this Plan will interfere with or limit in any way the right of the Company's Board or its shareholders to remove an Eligible or Participating Director from the Board. Neither this Plan nor any action taken pursuant to it will constitute or be evidence of any agreement or understanding, express or implied, that the Company's Board or its shareholders have retained or will retain an Eligible or Participating Director for any period of time or at any particular rate of compensation.

       6.2. Nonexclusivity of the Plan. Nothing contained in this Plan is intended to effect, modify or rescind any of the Company's existing compensation plans or programs or to create any limitations on the Board's power or authority to modify or adopt compensation arrangements as the Board may from time to time deem necessary or desirable.

    7. Plan Amendment, Modification and Termination. The Board may suspend or terminate this Plan at any time. The Board may amend this Plan from time to time in such respects as the Board may deem advisable in order that this Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the Company's best interests; provided, however, that no amendments to this Plan will be effective without approval of the Company's shareholders, if shareholder approval of the amendment is then required pursuant to Rule 16b-3 (or any successor rule) under the Securities Exchange Act of 1934, as amended, or the rules of the New York Stock Exchange. In addition, the Plan may not be amended more than once every six months other than to conform it with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

    8. Effective Date and Duration of the Plan. This Plan shall become effective as of the date the Company's shareholders approve it and will terminate on December 31, 2003, unless earlier terminated by the Company's Board.

   9. Miscellaneous.

       9.1 Securities Law and Other Restrictions. Notwithstanding any other provision of this Plan or any Stock Election or Amended Stock Election delivered pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan and a Participating Director may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body that the Administrator, in his or her sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company, in order to comply with such securities law or other restriction.

       9.2. Governing Law. The validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

GRACO INC.
4050 Olson
Memorial Highway
Golden Valley,
Minnesota 55422

This Proxy is Solicited by the Board of Directors for use at the Graco Inc. Annual Meeting on Tuesday, May 3, 1994.

The shares of common stock of Graco Inc. which you are entitled to vote on March 10, 1994, will be voted as you specify on this card.
By signing this proxy, you revoke all prior proxies and appoint David A. Koch and Robert A. Wagner as Proxies, each with full power of substitution, to vote your shares as specified on this card and on any other business which may properly come before the Annual Meeting or any adjournment thereof.

Item 1.  Election of Directors              __ FOR ALL  __ WITHHOLD FOR ALL

NOMINEES:  George Aristides  Ronald O. Baukol  Joe R. Lee  Gerard C. Planchon

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list  above)

Item 2.  Approval of Nonemployee            __ FOR  __ AGAINST  __ ABSTAIN
         Director Stock Plan

Item 3.  Ratification of Appointment of     __ FOR  __ AGAINST  __ ABSTAIN
         Deloitte & Touche as
         Independent Auditors


             PLEASE SIGN AND DATE THE REVERSE SIDE BEFORE MAILING
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed by the undersigned. If no choice is specified, this proxy will be voted "FOR" Items 1, 2, and 3.


Please sign exactly as your name(s) appears at left. In the case of joint owners, each should sign. If signing as executor, trustee, guardian or in any other representative capacity or as an officer of a corporation, please indicate your full title.


Dated:_____________________,1994



Signature



Signature

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            GRAPHICS APPENDIX INDEX

Graphic                                                     Page(s)

Photographs of Directors                                        2-3

Comparative Stock Performance Graph                               6